HARTFORD HLS FUNDS

CLASS IA SHARES

PROSPECTUS
MAY 1, 2007
(AS SUPPLEMENTED JANUARY 11, 2008)

HARTFORD DIVIDEND AND GROWTH HLS FUND

HARTFORD GROWTH OPPORTUNITIES HLS FUND

HARTFORD INTERNATIONAL GROWTH HLS FUND
(FORMERLY HARTFORD INTERNATIONAL CAPITAL APPRECIATION
HLS FUND)

HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND

HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND

HARTFORD MONEY MARKET HLS FUND

HARTFORD TOTAL RETURN BOND HLS FUND

Hartford HLS Funds
c/o Individual Annuity Services
P.O. Box 5085
Hartford, CT 06102-5085

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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Hartford HLS Funds

INTRODUCTION

The Hartford HLS Funds are a family of mutual funds (each a "fund" and together the "funds") which may serve as underlying investment options for certain variable annuity and variable life insurance separate accounts, including separate accounts of Hartford Life Insurance Company and its affiliates ("Hartford Life"), Union Security Insurance Company ("Union Security") (formerly Fortis Benefits Insurance Company) and Union Security Life Insurance Company of New York ("Union Security Life") (formerly First Fortis Life Insurance Company), and certain qualified retirement plans. Certain Hartford HLS Funds may also serve as underlying investment options for certain variable annuity and variable life insurance separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the accompanying variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the funds permitted by their plans. Each fund described in this prospectus has its own investment strategy and risk/reward profile.

Each fund offers two classes of shares: Class IA shares offered in this prospectus and Class IB shares offered pursuant to another prospectus. Class IB shares are subject to distribution fees under a distribution plan adopted pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended (the "1940 Act") and therefore have higher expenses than Class IA shares, which are not subject to Rule 12b-1 distribution fees.

Prior to May 1, 2002, Growth Opportunities HLS Fund offered only one class of shares which were re-designated as Class IA shares on April 30, 2002.

Growth Opportunities HLS Fund is an investment portfolio of Hartford HLS Series Fund II, Inc. All other funds are investment portfolios of Hartford Series Fund, Inc.

Each fund is a diversified fund.

Information on each fund can be found on the pages following this Introduction.

Hartford Life also sponsors a family of mutual funds known as The Hartford Mutual Funds, which are offered directly to the public (the "Retail Funds"). The Retail Funds are separate funds and should not be confused with the Hartford HLS Funds' investment options offered in this prospectus.

The investment manager to each fund is HL Investment Advisors, LLC ("HL Advisors"). The day-to-day portfolio management of the funds is provided by one or more investment sub-advisers. Information regarding HL Advisors and the sub-advisers is included under "Management of the Funds" in this prospectus. An affiliate of HL Advisors acts as the investment adviser to the Retail Funds, some of which have names and investment objectives and strategies similar to those of certain funds offered in this prospectus. The funds are not duplicates of the Retail Funds and their performance will differ.

HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC. HAVE EACH RECEIVED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION THAT PERMITS ITS INVESTMENT MANAGER, SUBJECT TO APPROVAL BY ITS BOARD OF DIRECTORS, TO CHANGE SUB-ADVISERS ENGAGED BY THE INVESTMENT MANAGER TO CONDUCT THE INVESTMENT PROGRAMS OF THE FUNDS WITHOUT SHAREHOLDER APPROVAL. FOR MORE INFORMATION, PLEASE SEE THIS PROSPECTUS UNDER "THE INVESTMENT MANAGER."

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosures carefully before investing.

Hartford HLS Funds

HARTFORD DIVIDEND AND GROWTH HLS FUND

INVESTMENT GOAL. The Hartford Dividend and Growth HLS Fund seeks a high level of current income consistent with growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund invests primarily in a diversified portfolio of common stocks that typically have above average dividend yields and whose prospects for capital appreciation are considered favorable by Wellington Management. Under normal market and economic conditions at least 65% of the fund's total assets are invested in dividend-paying equity securities. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities. The fund tends to focus on securities of larger, well-established companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2006, the market capitalization of companies within this index ranged from approximately $1 billion to $447 billion. The fund's portfolio is broadly diversified by industry and company. As a key component of its fundamental analysis, Wellington Management evaluates a company's ability to sustain and potentially increase its dividend payments. The fund also favors securities that appear to be undervalued in the marketplace.

Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on large capitalization companies significantly influences its performance. Large capitalization stocks as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on medium or small capitalization stocks. Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

Hartford HLS Funds

HARTFORD DIVIDEND AND GROWTH HLS FUND

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. If additional charges or other fees applied at the variable product level, if any, were included, returns would be lower. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

Class IA total returns by calendar year

During the periods shown in the bar chart, the highest quarterly return was 16.29% (2nd quarter, 1997) and the lowest quarterly return was –18.74% (3rd quarter, 2002).

Average annual total returns for periods ending 12/31/2006

	1 year	5 years	10 years
Class IA	20.36%	9.29%	10.38%
S&P 500 Index (reflects no deduction for fees or expenses)	15.78%	6.19%	8.42%
Russell 1000 Value Index (reflects no deduction for fees or expenses)	22.25%	10.86%	11.00%

Indices: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.

The Russell 1000 Value Index is a market cap weighted measure of the performance of the 1,000 largest value-oriented companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Value is defined as companies with lower price-to-book ratios and lower forecasted growth values.

You cannot invest directly in an index.

Hartford HLS Funds

HARTFORD DIVIDEND AND GROWTH HLS FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES	CLASS IA
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price	Not applicable
Maximum deferred sales charge (load)	Not applicable
Exchange fees	None
ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
Management fees	0.64%
Distribution and service (12b-1) fees	None
Other expenses	0.03%
Total operating expenses	0.67%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES	CLASS IA
(with or without redemption)
Year 1	$68
Year 3	$214
Year 5	$373
Year 10	$835

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGEMENT

Edward P. Bousa, CFA

•  Senior Vice President and Equity Portfolio Manager of Wellington Management

•  Portfolio manager of the fund since October 2001, co-manager of the fund from July 2001 through September 2001

•  Joined Wellington Management as an investment professional in 2000

The fund's SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the fund.

Hartford HLS Funds

HARTFORD GROWTH OPPORTUNITIES HLS FUND

INVESTMENT GOAL. The Hartford Growth Opportunities HLS Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that Wellington Management believes have superior growth potential. The fund may invest up to 20% of its total assets in foreign issuers and non-dollar securities.

Wellington Management uses fundamental analysis to identify high quality growth companies for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The fund may trade securities actively.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

Hartford HLS Funds

HARTFORD GROWTH OPPORTUNITIES HLS FUND

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. If additional charges or other fees applied at the variable product level, if any, were included, returns would be lower. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers. The following information includes the fund's performance when it was managed by a previous investment adviser.

Class IA total returns by calendar year

During the periods shown in the bar chart, the highest quarterly return was 44.29% (4th quarter, 1999) and the lowest quarterly return was –23.35% (1st quarter, 2001).

Average annual total returns for periods ending 12/31/2006

	1 year	5 years	10 years
Class IA1	12.05%	9.70%	10.22%
Russell 3000 Growth Index (reflects no deduction for fees or expenses)	9.46%	3.02%	5.34%
Russell 1000 Growth Index (reflects no deduction for fees or expenses)	9.07%	2.69%	5.44%

1  The fund's shares were re-designated as Class IA shares on April 30, 2002.

Indices:  The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

Hartford HLS Funds

HARTFORD GROWTH OPPORTUNITIES HLS FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES	CLASS IA
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price	Not applicable
Maximum deferred sales charge (load)	Not applicable
Exchange fees	None
ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
Management fees	0.61%
Distribution and service (12b-1) fees	None
Other expenses	0.04%
Total operating expenses	0.65%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES	CLASS IA
(with or without redemption)
Year 1	$66
Year 3	$208
Year 5	$362
Year 10	$810

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGEMENT

Michael T. Carmen, CFA, CPA

•  Senior Vice President and Equity Portfolio Manager of Wellington Management

•  Portfolio manager of the fund since 2001

•  Joined Wellington Management as an investment professional in 1999

Mario E. Abularach, CFA

•  Vice President and Equity Research Analyst of Wellington Management

•  Involved in portfolio management and securities analysis for the fund since 2006 and for clients of the firm for the past five years

•  Joined Wellington Management as an investment professional in 2001

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

Hartford HLS Funds

HARTFORD INTERNATIONAL GROWTH HLS FUND (FORMERLY HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND)

INVESTMENT GOAL. The Hartford International Growth HLS Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 65% of its assets in equity securities of foreign issuers, including non-dollar securities. The fund diversifies its investments among a number of different countries throughout the world. There are no limits on the amount of the fund's assets that may be invested in each country. Although some consideration is given to ensuring country diversification, allocation of investments among countries is primarily the result of sector and security selection. The fund may invest up to 25% of its total assets in securities of issuers in countries with emerging economies or emerging securities markets.

The fund's investment strategy is to invest in high-quality growth companies in international markets. These companies must, in the opinion of Wellington Management, be leaders in their respective industries as indicated by an established market presence and strong global, regional or country competitive positions. The fund may invest in a broad range of market capitalizations, but tends to focus on mid to large capitalization companies with market capitalizations similar to those of companies in the MSCI EAFE Index. As of December 31, 2006, the market capitalization of companies included in this index ranged from approximately $294 million to $241 billion.

The fund invests in globally competitive growth companies within growing sectors. The universe of mid to large capitalization companies based on the MSCI EAFE Index is researched by the portfolio management team and global and regional industry analysts to identify companies with industry leadership and strong management, above expectation earnings growth, and clear earnings drivers. The fund may trade securities actively.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Stocks of companies with market capitalizations above $2 billion as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller capitalization stocks. If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated. An investment in the fund entails substantial market risk.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging securities markets.

Wellington Management's investment strategy will influence performance significantly. If the strategy does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

Hartford HLS Funds

HARTFORD INTERNATIONAL GROWTH HLS FUND (FORMERLY HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND)

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. If additional charges or other fees applied at the variable product level, if any, were included, returns would be lower. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

Class IA total returns by calendar year

During the periods shown in the bar chart, the highest quarterly return was 24.98% (2nd quarter, 2003) and the lowest quarterly return was –20.57% (3rd quarter, 2002).

Average annual total returns for periods ending 12/31/2006

	1 year	5 years	Since Inception (April 30, 2001)
Class IA	24.08%	15.48%	10.55%
MSCI EAFE Growth Index (reflects no deduction for fees or expenses)	22.69%	12.63%	7.85%

Index: The Morgan Stanley Capital International Europe, Australasia and Far East Growth Index ("MSCI EAFE Growth Index") is a free float-adjusted market capitalization index that is designed to measure developed market equity performance (excluding the U.S. and Canada) of growth securities with the MSCI EAFE Index. You cannot invest directly in an index.

Hartford HLS Funds

HARTFORD INTERNATIONAL GROWTH HLS FUND (FORMERLY HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND)

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES	CLASS IA
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price	Not applicable
Maximum deferred sales charge (load)	Not applicable
Exchange fees	None
ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
Management fees	0.80%
Distribution and service (12b-1) fees	None
Other expenses	0.08%
Total operating expenses	0.88%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES	CLASS IA
(with or without redemption)
Year 1	$90
Year 3	$281
Year 5	$488
Year 10	$1,084

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGEMENT

Andrew S. Offit, CPA

•  Senior Vice President and Equity Portfolio Manager of Wellington Management

•  Portfolio manager of the fund since inception (2001)

•  Joined Wellington Management as an investment professional in 1997

Jean-Marc Berteaux

•  Senior Vice President and Equity Portfolio Manager of Wellington Management

•  Involved in portfolio management and securities analysis for the fund since 2001

•  Joined Wellington Management as an investment professional in 2001

Matthew D. Hudson, CFA

•  Vice President and Equity Portfolio Manager of Wellington Management

•  Involved in portfolio management and securities analysis for the fund since 2006 and for clients of the firm for the past two years

•  Joined Wellington Management as an investment professional in 2005

•  Portfolio Manager and Analyst at American Century Investment Management (2000-2005)

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

Hartford HLS Funds

HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND

INVESTMENT GOAL. The Hartford International Opportunities HLS Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 65% of its assets in stocks issued by non-U.S. companies which trade in foreign markets that are generally considered to be well established. The fund diversifies its investments among a number of different countries throughout the world. There are no limits on the amount of the fund's assets that may be invested in each country. The securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and generally are traded in foreign markets. The fund may invest up to 25% of its total assets in securities of issuers in countries with emerging economies or emerging market securities.

Wellington Management conducts fundamental research on individual companies to identify securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures and indicators of value. Wellington Management seeks to invest in companies with underappreciated assets, improving return on capital and/or stocks that it believes are mis-priced by the market due to short-term issues. This proprietary research takes into account each company's long-term history as well as our analysts' forward-looking estimates, and allows for a comparison of the intrinsic value of stocks on a global basis focusing on return on invested capital in conjunction with other valuation metrics. Portfolio construction is driven primarily by bottom-up stock selection, with region, country and sector weightings being secondary factors.

The fund may invest in opportunities across the market capitalization spectrum, but under normal circumstances invests primarily in large and mid capitalization companies, resulting in a portfolio with market capitalization characteristics similar to the MSCI AC World ex US Index. As of December 31, 2006, the range of market capitalizations of companies in the MSCI AC World ex US Index was between approximately $106 million and $272 billion. The fund may trade securities actively.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging market securities.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. If the fund invests in countries or regions that experience economic downturns, performance could suffer. Similarly, if certain investments or industries do not perform as expected, or if Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

Hartford HLS Funds

HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. If additional charges or other fees applied at the variable product level, if any, were included, returns would be lower. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

Class IA total returns by calendar year

During the periods shown in the bar chart, the highest quarterly return was 22.16% (4th quarter, 1999) and the lowest quarterly return was –21.71% (3rd quarter, 2002).

Average annual total returns for periods ending 12/31/2006

	1 year	5 years	10 years
Class IA	24.46%	12.97%	7.01%
MSCI AC World ex US Index (reflects no deductions for fees or expenses)	27.16%	16.87%	8.59%

Index: The Morgan Stanley Capital International All Country World ex US ("MSCI AC World ex US") Index is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U. S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners. You cannot invest directly in an index.

Hartford HLS Funds

HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES	CLASS IA
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price	Not applicable
Maximum deferred sales charge (load)	Not applicable
Exchange fees	None
ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
Management fees	0.67%
Distribution and service (12b-1) fees	None
Other expenses	0.08%
Total operating expenses	0.75%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES	CLASS IA
(with or without redemption)
Year 1	$77
Year 3	$240
Year 5	$417
Year 10	$930

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGEMENT

Nicolas M. Choumenkovitch

•  Vice President and Equity Portfolio Manager of Wellington Management

•  Portfolio Manager of the fund since 2006 and has been involved in portfolio management and securities analysis for the fund since 2000

•  Joined Wellington Management as an investment professional in 1995

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

Hartford HLS Funds

HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND

INVESTMENT GOAL. The Hartford International Small Company HLS Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of foreign issuers, including non-dollar securities, of small capitalization companies. The fund defines small capitalization companies as companies with a market capitalization within the range of the S&P/Citigroup Extended Market Euro-Pacific Index. As of December 31, 2006, the market capitalization of companies included in this index ranged from approximately $23 million to $34 billion. The fund diversifies its investments among a number of different countries throughout the world. There are no limits on the amount of the fund's assets that may be invested in each country. The fund may invest up to 15% of its total assets in securities of issuers in countries with emerging economies or emerging securities markets.

The fund's investment approach is to invest in equity securities of foreign issuers that Wellington Management believes have significant potential for capital appreciation. Wellington Management uses its proprietary global research capabilities to identify stocks for the portfolio. Wellington Management takes a local-regional approach to research and stock selection using a number of different sources to identify purchase candidates including the firm's proprietary research, local brokers, and company and local referrals. The sources used depend greatly on the region and industry. Long-term investment themes based on general economic factors, along with cost of capital and liquidity forecasts, are important in targeting research efforts.

A candidate for purchase in the portfolio is subjected to extensive fundamental analysis. The fund seeks companies that, in Wellington Management's opinion, exhibit some combination of:

•  a well-articulated business plan,

•  experienced management,

•  a sustainable competitive advantage, and

•  strong financial characteristics.

In addition, valuation analysis, including relevant industry valuations, is used to compare the results to a global and local peer group of companies. Candidate companies that compare favorably with the fundamentals, growth, and valuation characteristics of peers are strong candidates for the portfolio. In implementing purchase decisions, consideration is given to size, liquidity and volatility. Sell decisions are based on changing fundamentals or valuations, or on finding better opportunities for the portfolio. Industry weights are likely to favor sectors in which smaller companies have long-term competitive advantages or are expected to benefit from extended growth opportunities. The fund may trade securities actively.

MAIN RISKS. As with most equity funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging securities markets.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

Hartford HLS Funds

HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. If additional charges or other fees applied at the variable product level, if any, were included, returns would be lower. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

Class IA total returns by calendar year

During the periods shown in the bar chart, the highest quarterly return was 22.67% (2nd quarter, 2003) and the lowest quarterly return was –17.70% (3rd quarter, 2002).

Average annual total returns for periods ending 12/31/2006

	1 year	5 years	Since Inception (April 30, 2001)
Class IA	29.34%	21.23%	17.20%
S&P/Citigroup Extended Market Euro-Pacific (EMI EPAC) Index (reflects no deduction for fees or expenses)	26.55%	24.56%	18.55%

Index: The S&P/Citigroup Extended Market Euro-Pacific (EMI EPAC) Index is a global equity index comprised of the smallest 20% of each country's market capitalization in the S&P/Citigroup Broad Market Global Index. (The S&P/Citigroup Broad Market Global Index captures all companies in developed and emerging markets with free float market capitalization of at least $100 million as of the annual index reconstitution.) All developed countries are included except the US and Canada. You cannot invest directly in an index.

Hartford HLS Funds

HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES	CLASS IA
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price	Not applicable
Maximum deferred sales charge (load)	Not applicable
Exchange fees	None
ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
Management fees	0.84%
Distribution and service (12b-1) fees	None
Other expenses	0.09%
Total operating expenses	0.93%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES	CLASS IA
(with or without redemption)
Year 1	$95
Year 3	$296
Year 5	$515
Year 10	$1,143

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGEMENT

Simon H. Thomas

•  Vice President and Equity Portfolio Manager of Wellington Management

•  Portfolio manager of the fund since 2006 and has been involved in portfolio management and securities analysis for the firm for the past five years

•  Joined the firm as an investment professional in 2002

Daniel Maguire, CFA

•  Assistant Vice President and Equity Research Analyst of Wellington Management

•  Involved in portfolio management and securities analysis for the fund since 2006 and for clients of the firm for the past three years

•  Joined the firm as an investment professional in 2004

•  Equity Analyst at Insight Investment Management in the UK (2003-2004)

•  Equity Analyst at HSBC Investment Bank (2000-2003)

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

Hartford HLS Funds

HARTFORD MONEY MARKET HLS FUND

INVESTMENT GOAL. The Hartford Money Market HLS Fund seeks maximum current income consistent with liquidity and preservation of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to maintain a stable share price of $1.00. The fund focuses on specific short-term U.S. dollar denominated money market instruments which are rated in the first two investment tiers by at least one nationally recognized statistical rating organization, or if unrated, determined to be of comparable quality by the fund's sub-adviser, Hartford Investment Management. Money market instruments include (1) banker's acceptances; (2) obligations of governments (whether U.S. or non-U.S.) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, non-U.S. branches of U.S. banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks; (6) asset-backed securities; and (7) repurchase agreements.

The fund may invest up to 100% of its total assets in securities of foreign issuers.

The fund purchases securities which Hartford Investment Management believes offer attractive returns relative to the risks undertaken. In addition, Hartford Investment Management adjusts the average maturity of the portfolio in anticipation of interest rate changes.

MAIN RISKS. The primary risks of this fund are interest rate risk, credit risk, income risk, manager risk and foreign investment risk.

A rise in interest rates could cause a fall in the values of the fund's securities.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Manager risk refers to the risk that if Hartford Investment Management does not effectively implement the fund's investment goal and style, the fund could underperform its peers.

Foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad. Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, there is a risk that the fund's share price could fall below $1.00, which would make your shares worth less than what you paid for them.

Hartford HLS Funds

HARTFORD MONEY MARKET HLS FUND

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. If additional charges or other fees applied at the variable product level, if any, were included, returns would be lower. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

Class IA total returns by calendar year

During the periods shown in the bar chart, the highest quarterly return was 1.57% (4th quarter, 2000) and the lowest quarterly return was 0.16% (2nd quarter, 2004).

Average annual total returns for periods ending 12/31/2006

	1 year	5 years	10 years
Class IA	4.69%	2.12%	3.59%
60-Day Treasury Bill Index (reflects no deduction for fees or expenses)	4.67%	2.34%	3.60%

Index: 60-Day Treasury Bill Index is an unmanaged index of short-term treasury bills. You cannot invest directly in an index.

Please call 1-800-862-6668 for the fund's most recent current and effective yield information.

Hartford HLS Funds

HARTFORD MONEY MARKET HLS FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES	CLASS IA
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price	Not applicable
Maximum deferred sales charge (load)	Not applicable
Exchange fees	None
ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
Management fees[1]	0.45%
Distribution and service (12b-1) fees	None
Other expenses	0.03%
Total operating expenses[1]	0.48%

1  Effective January 1, 2007, HL Advisors has voluntarily agreed to waive a portion of its management fees until December 31, 2008. While such waiver is in effect, using the most recent fiscal year average net assets, the management fee is 0.40% and the total annual operating expenses are 0.43%.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES	CLASS IA
(with or without redemption)
Year 1	$49
Year 3	$154
Year 5	$269
Year 10	$604

SUB-ADVISER

Hartford Investment Management

PORTFOLIO MANAGEMENT

Robert Crusha

•  Vice President of Hartford Investment Management

•  Portfolio manager of the fund since 2002

•  Joined Hartford Investment Management in 1993

•  Investment professional involved in trading and portfolio management since 1995

Adam Tonkinson

•  Assistant Vice President of Hartford Investment Management

•  Portfolio manager of the fund since 2007 and Assistant portfolio manager of the fund since 2004

•  Joined Hartford Investment Management in 2001

•  Investment professional involved in securities analysis since 2001 and securities trading since 2002

•  Prior to joining Hartford Investment Management, attended Yale School of Management from 1999 to 2001 and was a Project Engineer at Massachusetts Water Resources Authority from 1998 to 1999

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

Hartford HLS Funds

HARTFORD TOTAL RETURN BOND HLS FUND

INVESTMENT GOAL. The Hartford Total Return Bond HLS Fund seeks competitive total return, with income as a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in bonds. Bonds in which the fund invests include (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign governments or corporations); (3) asset-backed and mortgage-related securities; and (4) securities issued or guaranteed as to principal or interest by a sovereign government or one of its agencies or political subdivisions, supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers.

The fund normally invests at least 70% of its total assets in investment grade debt securities. The fund may invest up to 20% of its total assets in securities rated below investment grade. Any security rated "Ba" by Moody's or "BB" by S&P or lower, or securities which, if unrated, are determined by the fund's sub-adviser, Hartford Investment Management, to be of comparable quality, are below investment grade. Securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." The fund may also invest up to 15% of its total assets in bank loans or loan participation interests in secured variable, fixed or floating rate loans to U.S. corporations, partnerships and other entities.

The fund invests at least 65% of its total assets in debt securities with a maturity of at least one year. There is no other limit on the maturity of bonds held by the fund or the average maturity of the fund's portfolio. The fund may utilize derivatives to manage portfolio risks or for other investment purposes.

The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities accompanied by warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time, (i.e., up to one year), common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in debt securities of foreign issuers and up to 10% of its total assets in non-dollar securities.

Hartford Investment Management uses what is sometimes referred to as a "top-down" analysis to determine which industries may benefit from current and future changes in the economy. Hartford Investment Management then selects individual securities from selected industries that, from a yield perspective, appear to be attractive. Hartford Investment Management assesses such factors as a company's business environment, balance sheet, income statement, anticipated earnings and management team. The fund may trade securities actively.

Hartford HLS Funds

HARTFORD TOTAL RETURN BOND HLS FUND

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield-high risk bond prices can fall on bad news about the economy, an industry or a company.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" — or repay — its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

Successful use of derivative instruments by the fund, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Although bank loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In certain cases, the market for bank loans and loan participations is not highly liquid, and the lack of a highly liquid secondary market may have an adverse impact on the value of such investments and on the fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for certain bank loans and loan participations also may make it more difficult for the fund to value these investments for purposes of calculating its net asset value.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

Hartford HLS Funds

HARTFORD TOTAL RETURN BOND HLS FUND

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. If additional charges or other fees applied at the variable product level, if any, were included, returns would be lower. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

Class IA total returns by calendar year

During the periods shown in the bar chart, the highest quarterly return was 4.22% (4th quarter, 2002) and the lowest quarterly return was –2.23% (2nd quarter, 2004).

Average annual total returns for periods ending 12/31/2006

	1 year	5 years	10 years
Class IA	4.80%	5.93%	6.71%
Lehman Brothers U.S. Aggregate Bond Index (reflects no deduction for fees or expenses)	4.33%	5.06%	6.24%

Index: The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

Hartford HLS Funds

HARTFORD TOTAL RETURN BOND HLS FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES	CLASS IA
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price	Not applicable
Maximum deferred sales charge (load)	Not applicable
Exchange fees	None
ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
Management fees	0.46%
Distribution and service (12b-1) fees	None
Other expenses	0.04%
Total operating expenses	0.50%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES	CLASS IA
(with or without redemption)
Year 1	$51
Year 3	$160
Year 5	$280
Year 10	$628

SUB-ADVISER

Hartford Investment Management

PORTFOLIO MANAGEMENT

Nasri Toutoungi

•  Managing Director of Hartford Investment Management

•  Portfolio manager of the fund since 2003

•  Joined Hartford Investment Management in 2003

•  Previously, Managing Director of Blackrock, Inc. from 1998 to January 2002, and a Director and Partner of Rogge Global Partners from 1997 to 1998

The fund's SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the fund.

Hartford HLS Funds

INVESTMENT STRATEGIES AND INVESTMENT MATTERS

Investment Risks Generally

Many factors affect each fund's performance. There is no assurance that a fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a fund.

The different types of securities, investments, and investment techniques used by each fund all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation, and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). All funds, except for Money Market HLS Fund, may invest in equity securities as part of their principal investment strategy. With respect to debt securities, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Money Market HLS Fund and Total Return Bond HLS Fund may invest in debt securities as part of their principal investment strategy. As described below, an investment in certain of the funds entails special additional risks.

Use of Money Market Investments for Temporary Defensive Purposes

From time to time, as part of its principal investment strategy, each fund (other than Money Market HLS Fund, which invests in high-quality money market securities at all times as its principal investment strategy) may invest some or all of its assets in cash or high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, the fund may lose the benefit of market upswings and limit its ability to meet its investment objective.

Use of Options, Futures and Other Derivatives

Each fund (other than Money Market HLS Fund) may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. These techniques, which are incidental to each fund's primary strategy, permit a fund to gain exposure to a particular security, group of securities, interest rate, foreign currency or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instrument.

These techniques are also used to manage risk by hedging a fund's portfolio investments. Hedging techniques may not always be available to the funds, and it may not always be feasible for a fund to use hedging techniques even when they are available.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a fund could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way the manager expected. As a result, the use of these techniques may result in losses to a fund or increase volatility in a fund's performance. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect.

The use of derivatives is a principal investment strategy for Total Return Bond HLS Fund only.

Foreign Investments

Except as noted below, each fund may invest in securities of foreign issuers and non-dollar securities as part of their principal investment strategy. Money Market HLS Fund may invest in securities of foreign issuers or borrowers, but not in non-dollar securities and loans, as part of its principal investment strategy. .

Investments in the securities of foreign issuers, loans of foreign borrowers and non-dollar securities and loans involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or loans or securities or loans of domestic issuers or borrowers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock

Hartford HLS Funds

INVESTMENT STRATEGIES AND INVESTMENT MATTERS

markets (and other securities or loan markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets), and securities of some foreign issuers and loans of foreign borrowers may be less liquid than securities or loans of comparable domestic issuers or borrowers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities or loan transactions, thus making it difficult to execute such transactions. The inability of a fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio loans or securities or other investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the fund has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers and borrowers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer or foreign borrower than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers and borrowers in foreign countries than in the United States.

Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a fund, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Investments in Emerging Markets

International Growth HLS Fund, International Opportunities HLS Fund and International Small Company HLS Fund may invest in emerging markets as part of their principal investment strategy. Each other fund, except Money Market HLS Fund, may invest in emerging markets, but not as a part of their principal investment strategy.

The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. The funds may also utilize derivative instruments, such as equity linked securities, to gain exposure to certain emerging markets, but not as a principal investment strategy. These risks are not normally associated with investments in more developed countries.

Small Capitalization Companies

Growth Opportunities HLS Fund and International Small Company HLS Fund may invest in securities of small capitalization companies as part of their principal investment strategy. Each other fund, except Money Market HLS Fund, may hold securities of such companies, but not as a principal investment strategy.

Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks often included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are frequently thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.

Other Investment Companies

Each fund is permitted to invest in other investment companies, including investment companies which

Hartford HLS Funds

INVESTMENT STRATEGIES AND INVESTMENT MATTERS

may not be registered under the 1940 Act, such as holding company depository receipts ("HOLDRs"), but not as part of its principal investment strategy. Securities in certain countries are currently accessible to the funds only through such investments. The investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

A fund's investments in investment companies may include various exchange-traded funds ("ETFs"), subject to the fund's investment objective, policies, and strategies as described in the prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector. Some types of equity ETFs are:

•  "SPDRs" (S&P's Depositary Receipts), which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of an S&P Index. Holders of SPDRs are entitled to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the stocks in the S&P Index's underlying investment portfolio, less any trust expenses.

•  "Qubes" (QQQ), which invest in the stocks of the Nasdaq 100 Index, a modified capitalization weighted index that includes the stocks of 100 of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market. Qubes use a unit investment trust structure that allows immediate reinvestment of dividends.

•  "iShares," which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of specific indices.

•  "HOLDRs" (Holding Company Depositary Receipts), which are trust-issued receipts that represent beneficial ownership in a specified group of 20 or more stocks. Unlike other ETFs, a fund can hold the group of stocks as one asset or unbundle the stocks and trade them separately, according to the fund's investment strategies.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector. Trading in an ETF may be halted if the trading in one or more of the ETF's underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a fund can generate brokerage expenses.

Generally, a fund will not purchase securities of an investment company if, as a result: (1) more than 10% of the fund's total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the fund, or (3) more than 5% of the fund's total assets would be invested in any one such investment company.

About Each Fund's Investment Goal

Each fund's investment goal (or objective) may be changed without approval of the shareholders of the fund. A fund may not be able to achieve its goal.

Consequences of Portfolio Trading Practices

The following funds may have relatively high portfolio turnover:

•  Growth Opportunities HLS Fund

•  International Growth HLS Fund

•  International Opportunities HLS Fund

•  International Small Company HLS Fund

•  Total Return Bond HLS Fund

The other funds may, at times, engage in short-term trading. Short-term trading could produce higher brokerage expenses and transaction costs for a fund, and therefore could adversely affect the fund's performance. The funds are not managed to achieve a particular tax result for shareholders.

Terms Used in this Prospectus

Equity securities: Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

Foreign issuers and foreign borrowers: Foreign issuers and foreign borrowers include (1) companies organized

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INVESTMENT STRATEGIES AND INVESTMENT MATTERS

outside the United States; (2) foreign governments and agencies or instrumentalities of foreign governments; and (3) issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers or borrowers if the issuer's or borrower's economic fortunes and risks are primarily linked with U.S. markets.

Non-dollar securities and loans: Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

Investment Policies

International Small Company HLS Fund and Total Return Bond HLS Fund have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments of the type suggested by its name as set forth in the fund's Principal Investment Strategy section. This requirement is applied at the time a fund invests its assets. If, subsequent to an investment by a fund, this requirement is no longer met, due to changes in the value or capitalization of portfolio assets, or otherwise, the fund's future investments will be made in a manner that will bring the fund into compliance with this requirement. For purposes of this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" one, which means that it may be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act. The name of each of these funds may be changed at any time by a vote of that fund's Board of Directors. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by a fund of its 80% investment policy covered by Rule 35d-1.

Additional Investment Strategies and Risks

Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and therefore are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the funds' Combined Statement of Additional Information ("SAI") which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

The funds will disclose their complete month-end portfolio holdings on the funds' website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each month. The funds also will disclose on the funds' website no earlier than 15 days after the end of each month (i) the five issuers that together constitute the largest portion of each fund's assets (in the case of funds that invest only in fixed income instruments); or (ii) each fund's largest ten holdings (in the case of other funds). A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available (i) in the funds' SAI; and (ii) on the funds' website.

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MANAGEMENT OF THE FUNDS

The Investment Manager

HL Investment Advisors, LLC ("HL Advisors") is the investment manager to each fund. As investment manager, HL Advisors is responsible for the management of each fund and supervises the activities of the investment sub-advisers described below. In addition, Hartford Life provides administrative services to each fund. HL Advisors and Hartford Life are wholly-owned indirect subsidiaries of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with $377.6 billion in assets under management as of December 31, 2006. HL Advisors had approximately $63.4 billion in assets under management as of December 31, 2006. HL Advisors is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The funds rely on an exemptive order from the SEC under which they use a "Manager of Managers" structure. HL Advisors has responsibility, subject to oversight by the Board of Directors to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HL Advisors to appoint new sub-advisers, not affiliated with HL Advisors, with the approval by the Board of Directors and without obtaining approval from those contract holders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected contract holders will receive information about the new sub-advisory relationship.

The Investment Sub-Advisers

Money Market HLS Fund and Total Return Bond HLS Fund. Hartford Investment Management Company ("Hartford Investment Management") is the investment sub-adviser to Money Market HLS Fund and Total Return Bond HLS Fund. Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans its affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2006, Hartford Investment Management had investment management authority over approximately $131.2 billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.

Dividend and Growth HLS Fund, Growth Opportunities HLS Fund, International Growth HLS Fund, International Opportunities HLS Fund and International Small Company HLS Fund. Wellington Management Company, LLP ("Wellington Management"), a Massachusetts limited liability partnership, is the sub-adviser to Dividend and Growth HLS Fund, Growth Opportunities HLS Fund, International Growth HLS Fund, International Opportunities HLS Fund and International Small Company HLS Fund. Wellington Management is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of December 31, 2006, Wellington Management had investment management authority over approximately $575 billion in assets. Wellington Management is principally located at 75 State Street, Boston, Massachusetts 02109.

Soft Dollar Practices

The sub-advisers are responsible for the day-to-day portfolio management activities of the funds they sub-advise, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the sub-advisers, including Hartford Investment Management, may obtain "soft dollar" benefits in connection with the execution of transactions for the funds. Each sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for "brokerage and research services" (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-advisers receive these products and services. These products and services may be of value to the sub-advisers in advising their clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such "mixed use" items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the

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MANAGEMENT OF THE FUNDS

item that does not have a brokerage or research-related component out of its own pocket.

Management Fees

Dividend and Growth HLS Fund, International Growth HLS Fund, International Opportunities HLS Fund, International Small Company HLS Fund, Money Market HLS Fund and Total Return Bond HLS Fund each pay a monthly management fee to HL Advisors and an administration fee to Hartford Life (these management and administration fees are aggregated for purposes of presentation in the table below). Growth Opportunities HLS Fund pays a monthly management fee to HL Advisors for investment advisory and certain administrative services. These fees are based on a stated percentage of the fund's average daily net asset value as follows:

International Growth HLS Fund and International Small Company HLS Fund

Average Daily Net Assets	Annual Rate
First $250 Million	0.850%
Next $250 Million	0.800%
Amount over $500 Million	0.750%

Dividend and Growth HLS Fund and International Opportunities HLS Fund

Average Daily Net Assets	Annual Rate
First $250 Million	0.775%
Next $250 Million	0.725%
Next $500 Million	0.675%
Amount over $1 Billion	0.625%

Growth Opportunities HLS Fund

Average Daily Net Assets	Annual Rate
First $100 Million	0.700%
Amount over $100 Million	0.600%

Total Return Bond HLS Fund

Average Daily Net Assets	Annual Rate
First $250 Million	0.525%
Next $250 Million	0.500%
Next $500 Million	0.475%
Next $4 Billion	0.450%
Next $5 Billion	0.430%
Amount over $10 Billion	0.420%

Money Market HLS Fund1

Average Daily Net Assets	Annual Rate
First $2 Billion	0.450%
Next $3 Billion	0.400%
Next $5 Billion	0.380%
Amount over $10 Billion	0.370%

1  HL Advisors has voluntarily agreed to waive 0.05% of its management fees until December 31, 2008.

For the year ended December 31, 2006, Dividend and Growth HLS Fund, International Growth HLS Fund, International Opportunities HLS Fund, International Small Company HLS Fund, Money Market HLS Fund and Total Return Bond HLS Fund each paid management and administration fees to HL Advisors and Hartford Life, respectively (these management and administration fees are aggregated for the purposes of presentation in the table below). Growth Opportunities HLS Fund paid management fees to HL Advisors. These fees, expressed as a percentage of net assets, were as follows:

Fund Name	Annual Rate
Dividend and Growth HLS Fund	0.64%
Growth Opportunities HLS Fund	0.61%
International Growth HLS Fund	0.80%
International Opportunities HLS Fund	0.67%
International Small Company HLS Fund	0.84%
Money Market HLS Fund	0.45%
Total Return Bond HLS Fund	0.46%

A discussion regarding the basis for the Boards of Directors' approval of the investment management and investment sub-advisory agreements of the funds is currently available in the funds' annual report to shareholders covering the period ending December 31, 2006.

Hartford HLS Funds

FURTHER INFORMATION ON THE FUNDS

Purchase and Redemption of Fund Shares

The funds may offer their shares to variable annuity and variable life insurance separate accounts of Hartford Life, Union Security or Union Security Life (the "Accounts") as investment options for certain variable annuity contracts and variable life insurance contracts ("variable contracts") issued through the Accounts. The funds may also offer their shares to certain qualified retirement plans (the "Plans").

Each fund offers two classes of shares: Class IA shares offered in this prospectus and Class IB shares offered pursuant to another prospectus. For each fund, the two classes of shares represent an investment in the same fund but are subject to different expenses and have different prices and performance.

Most of the Accounts are registered with the SEC as investment companies. When shares of a fund are offered as investment options for variable contracts issued through such an Account, a separate prospectus describing the particular Account and contract will accompany this prospectus. When shares of a fund are offered as investment options for variable contracts issued through an Account that is not so registered, a separate disclosure document (rather than a prospectus) describing that Account and contract will accompany this prospectus.

Shares of the funds are sold by Hartford Securities Distribution Company, Inc. (the "Distributor") in a continuous offering to the Accounts and the Plans. Net purchase payments under the variable contracts are placed in one or more subaccounts of the Accounts and the assets of each subaccount are invested in the shares of the fund corresponding to that subaccount. The Accounts and the Plans purchase and redeem Class IA shares of the funds at net asset value without sales or redemption charges.

For each day on which a fund's net asset value is calculated, the Accounts transmit to the fund any orders to purchase or redeem shares of the fund based on the net purchase payments, redemption (surrender or withdrawal) requests, and transfer requests from variable contract owners, annuitants and beneficiaries that have been processed by Hartford Life as of that day. Similarly, the Plans transmit to a fund any orders to purchase or redeem shares of the fund based on the instructions of Plan trustees or participants received by the Plans as of that day. The Accounts and Plans purchase and redeem shares of the funds at the next net asset value per share to be calculated after the related orders are received, although such purchases and redemptions may be executed the next morning. Payment for shares redeemed is made within seven days after receipt of notice of redemption, except that payments of redemptions may be postponed beyond seven days when permitted by applicable laws and regulations.

Although they would not normally do so, the funds have the right to pay the redemption price of shares of the funds in whole or in part in portfolio securities. When portfolio securities received in this fashion are sold, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The funds, however, always redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable fund during any 90 day period for any one account.

A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners invested in a particular fund. Likewise, a potential for certain conflicts exists between the interests of owners of variable contracts and those of participants in a Plan that invests in a fund. To the extent that such classes of investors are invested in the same fund when a conflict of interest arises that might involve the fund, one or more of such classes of investors could be disadvantaged. The funds currently do not foresee any such conflict or disadvantage to owners of variable contracts or Plan participants. Nonetheless, each fund's Board of Directors will monitor each fund for the existence of any irreconcilable material conflicts among or between the interests of various classes of investors. If such a conflict affecting owners of variable contracts is determined to exist, Hartford Life will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict were to occur, one or more Accounts may be required to withdraw its investment in one or more of the funds or substitute shares of another fund for the current fund. This, in turn, could cause a fund to sell portfolio securities at a disadvantageous price.

ADDITIONAL COMPENSATION TO SERVICING INSTITUTIONS AND OTHER PERSONS ("SERVICING INTERMEDIARIES") FOR SUBACCOUNTING, ADMINISTRATIVE AND/OR SHAREHOLDER PROCESSING SERVICES

In addition to Rule 12b-1 fees paid by the funds on Class IB shares, the transfer agent and its affiliates pay, out of their own assets, significant additional compensation to Servicing Intermediaries (who may or may not be affiliates of the distributor) in connection with subaccounting, administrative and/or shareholder processing services ("Servicing

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FURTHER INFORMATION ON THE FUNDS

Compensation") based on a number of factors described below. This Servicing Compensation is not paid by you.

Servicing Compensation is generally based on average net assets of the funds attributable to a particular Servicing Intermediary, and may, but is normally not expected to, exceed, in the aggregate, 0.20% of the average net assets of the funds attributable to a particular Servicing Intermediary. Such Servicing Compensation is generally made for subaccounting, administrative and/or shareholder processing services. These programs, which may vary for different Servicing Intermediaries, will not change the price an investor will pay for shares. This Servicing Compensation may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one fund over another fund.

The Servicing Compensation to Servicing Intermediaries is negotiated based on a range of factors, including, but not limited to, reputation in the industry, customer relationships and quality of service. No one factor is determinative of the amount of Servicing Compensation to be provided and factors are weighed in the assessment of such determination. For the year ended December 31, 2006, the transfer agent accrued approximately $1,000,000 in total Servicing Compensation to Servicing Intermediaries and accruals of such Servicing Compensation did not exceed $300,000 for any Servicing Intermediary.

As of January 1, 2007, the transfer agent has entered into arrangements to pay Servicing Compensation to: ACS HR Solution, LLC; ADP Broker-Dealer, Inc.; Ameriprise Financial Services; Benefit Street, Inc.; Bisys Retirement Services, Inc.; CitiStreet, LLC; Federated Retirement Plan Services (Broker Dealer - Edgewood Services, Inc.); Fidelity Investment Institutional Operations Company, Inc.; GWFS Equities, Inc.; Hewitt Associates, LLC; ING Financial Services; JP Morgan Retirement Services; Lincoln Retirement Services Company, LLC; Mercer HR Services, LLC; Merrill Lynch, Pierce, Fenner, & Smith, Inc.; Mid-Atlantic Capital Corp.; Newport Retirement Services; Noble Consulting Services, Inc.; Ohio Public Employees Deferred Compensation Program; Preferred Pension Concepts, Inc.; Princeton Retirement Group; Princor Financial Services Corp; Reliance Trust Company; Standard Retirement Services, Inc.; T. Rowe Price Retirement Plan Services, Inc.; The 401(k) Company; The Charles Schwab Trust Company; The Retirement Plan Company; US Bank; Wachovia Bank, National Association; Wells Fargo Bank, N.A.; and Wilmington Trust Company. The transfer agent may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

Determination of Net Asset Value

The net asset value per share (NAV) is determined for each fund and each class as of the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4:00 p.m. Eastern Time) on each business day that the NYSE is open. The net asset value for each fund is determined by dividing the value of that fund's net assets attributable to a class of shares by the number of shares outstanding for that class.

Except for Money Market HLS Fund, the funds generally use market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, a fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that fund's Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the NYSE that is expected to affect the value of the portfolio security. The circumstances in which a fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities; and (v) market events such as trading halts and early market closings. With respect to the valuation of securities principally traded on foreign markets, each fund uses a fair value pricing service approved by that fund's Board, which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE. Securities that are principally traded on foreign markets may trade on days that are not business days of the funds. Because the NAV of each fund's shares is determined only on business days of the funds, the value of the portfolio securities of a fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the fund. Fair value pricing is subjective in nature and the use of fair value pricing by the funds may cause the net asset value of their respective shares to differ significantly from the net asset value that would be calculated using prevailing market values. There can be no assurance that any fund could obtain the fair value assigned to a

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FURTHER INFORMATION ON THE FUNDS

security if it were to sell the security at approximately the time at which that fund determines its NAV per share.

Debt securities (other than short-term obligations) held by a fund are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from the widely-used quotation system in accordance with procedures established by that fund's Board of Directors. Generally, each fund may use fair valuation in regards to debt securities when a fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Money Market HLS Fund's investments are valued at amortized cost, which approximates market value. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Dividends and Distributions

Dividends and distributions may be declared by each fund's Board of Directors from time to time. The current policy for each fund, except Money Market HLS Fund, is to pay dividends from net investment income and to make distributions of realized capital gains, if any, at least once each year. Money Market HLS Fund currently declares dividends on a daily basis and pays them monthly.

Such dividends and distributions are automatically invested in additional full or fractional shares monthly on the last business day of each month at the per share net asset value on that date.

Frequent Purchases and Redemptions of Fund Shares

The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of a fund by a fund's shareholder can disrupt the management of the fund, negatively affect the fund's performance, and increase expenses for all fund shareholders. In particular, frequent trading can (i) cause a fund's portfolio manager to hold larger cash positions than desired instead of fully investing the fund, which can result in lost investment opportunities; (ii) cause unplanned and inopportune portfolio turnover in order to meet redemption requests; and (iii) increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders, and in particular those using arbitrage strategies can dilute a fund's NAV for long-term shareholders.

If you intend to trade frequently or use market-timing investment strategies, you should not invest in the funds.

The funds are available for investment, directly or indirectly, through a variety of means, including: individual variable-annuity contracts and individual variable-life policies; group annuity contracts and corporate-owned life insurance ("COLI") policies issued by Hartford Life Insurance Company and its affiliates (collectively "Hartford Life"); and IRS-qualified investment plans, such as employer-sponsored retirement plans. With the exception of participants in a relatively small number of qualified investment plans (representing a small percentage of the assets of the funds), individual investors do not participate directly in the funds through ownership of fund shares. Rather, the overwhelming majority of participants invest in separate accounts maintained by Hartford Life in connection with its variable annuity and life insurance products, which in turn invest in the funds. In all cases, exchange activity among the funds occurs on an omnibus basis, which limits the ability of the funds, themselves, to monitor or restrict the trading practices of individual investors in a meaningful way. Hartford Life has the ability to monitor and restrict trading practices of individual investors in most, but not all, cases.

In addition to these limitations on the funds' ability to monitor and restrict individual trading practices, the varied mechanisms for participation in the funds prevent the funds from establishing policies for market timing and abusive trading that are enforceable on equal terms with respect to all direct and indirect investors in the funds. Older versions of individual variable-annuity contracts issued by Hartford Life, for example, do not include terms that would expressly permit Hartford Life to impose strict numeric limitations on the number of exchanges that a contract holder can make during a specified time period or

Hartford HLS Funds

FURTHER INFORMATION ON THE FUNDS

redemption fees on short-term trading activity. These contracts have not recently been sold by Hartford Life, but holders of these contracts remain invested in Hartford Life's separate accounts, which in turn invest in the funds. Further, many of the existing plan documents and agreements with third-party administrators for omnibus accounts do not contain terms that would enable the funds, Hartford Life, or the plan sponsors to impose trading restrictions upon individual participants in those plans who may be deemed to be market timers or abusive traders. As a result, certain accounts may be more susceptible to frequent trading abuses by shareholders while other accounts may be less susceptible.

The Boards of Directors of the funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The funds' policy is to discourage investors from trading in a fund's shares in an excessive manner that would be harmful to long-term investors by requiring Hartford Life to establish internal procedures that are reasonably designed to decrease the attractiveness of the funds to market timers and to impose reasonable restrictions on frequent purchases and redemptions of fund shares to the extent practicable. In addition, it is the funds' policy to require the funds' sub-advisers to establish internal procedures pursuant to which portfolio managers are required to report to Hartford Life any cash flow activities in the funds that, in the reasonable judgment of the portfolio manager, are reasonably likely to affect adversely the management or performance of a fund. Once a portfolio manager reports such activities to Hartford Life, Hartford Life will identify all investors who transferred in or out of that fund on the day or days identified by the portfolio manager. Hartford Life will then review the list to determine whether the transfer activity violates policies and procedures with respect to frequent purchase and redemption of fund shares. Where Hartford Life cannot directly restrict the practices of an investor, Hartford Life will work with the appropriate financial intermediary. The funds reserve the right, in their sole discretion, to reject any purchase request that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the request or previous excessive trading activity, but have no obligation to do so. No system for prevention and detection of market timing and other abusive trading activities can be expected to eliminate all such activities.

In addition to the procedure described above, Hartford Life has developed and employs procedures with respect to restrictions on trading that vary by the mechanism for participation in the funds. Such procedures generally restrict the number of transfers permitted during each valuation day and/or the number of transfers permitted during a year until transfers must be requested by U.S. mail or overnight delivery service. Because the number of transfers or type of restrictions or procedures may vary, individual contract/policy holders and plan participants may be subject to different procedures and any individual should not expect that other individuals are subject to the same procedures or restrictions. For a description of Hartford Life's procedures applicable to you, please review the prospectus and other documentation associated with your product, policy or plan.

In addition to the products described above, certain qualified plans participate directly in the Funds through omnibus accounts. The Board of the Funds' has adopted policies and procedures relating to excessive trading in shares of the Funds through qualified plan omnibus accounts directly in the Funds (the "Policy"). With respect to investors who invest directly in the Funds through qualified plans omnibus accounts, it is the Policy of the Funds to permit only two "substantive round trips" by an investor within any single fund within a 90-day period. A substantive round trip is a purchase of or an exchange into the same fund and a redemption of or an exchange out of the same fund in a dollar amount that the Funds' sub-transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund. When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an "Excessive Trader." All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first violation of the policy for a period of 90 days. For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely. Any transaction not initiated by a shareholder or their registered representative, or that are part of a systematic program, will be exempted from the Policy.

Because the Funds' sub-transfer agent, Hartford Administrative Services Company ("HASCO"), does not expect to receive individual shareholder level transaction data on a daily basis in qualified plans omnibus accounts, in the case of actual or suspected excessive trading through omnibus accounts maintained by financial intermediaries, HASCO shall attempt to obtain the cooperation of the intermediaries to identify excessive traders and to prevent or limit, to the fullest extent practicable, such

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FURTHER INFORMATION ON THE FUNDS

excessive trading activity. Accordingly, the Funds' procedures with respect to omnibus accounts will be as follows: (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy. (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary. (3) Where an intermediary has established reasonable internal controls and procedures for limiting exchange activity in a manner that serves the purposes of the Policy as determined by the Frequent Trading Review Committee (comprised of the Funds' Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its policy in lieu of this Policy and obtain an appropriate annual certification. Finally, (4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring. In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.

The Policy does not apply to investors participating in the Funds through individual variable-annuity contracts, individual variable-life policies, group annuity contracts and corporate-owned life insurance policies issued by Hartford Life and its affiliates.

The use of fair value pricing can serve both to make the funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors. Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds' shares is determined each day. Frequent trading in fund shares can dilute the value of long-term shareholders' interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate. This can happen particularly in funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities. The funds' pricing procedures, particularly those procedures governing the determination of the "fair value" of securities for which market prices are not readily available (or are unreliable) for foreign securities will be a part of the funds' defenses against harmful excessive trading in fund shares. For additional information concerning the funds' fair-value procedures, please refer to "Determination of Net Asset Value" found earlier in the prospectus.

Federal Income Taxes

For federal income tax purposes, each fund is treated as a separate taxpayer. Each fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code, as amended. By so qualifying, a fund is not subject to federal income tax to the extent that its net investment income and net realized capital gains are distributed to the Accounts or Plans. Further, each fund intends to meet certain diversification requirements applicable to mutual funds underlying variable contracts.

Under current law, Plan participants and owners of variable contracts which have invested in a fund are not subject to federal income tax on fund earnings and distributions or on gains realized upon the sale or redemption of fund shares until such amounts are withdrawn from the plan or contracts. For information concerning the federal tax consequences to the purchasers of the variable contracts, see the prospectus or other disclosure document for such contract.

For more information about the tax status of the funds, see "Taxes" in the SAI.

Variable Contract Owner Voting Rights

With regard to fund matters for which the 1940 Act requires a shareholder vote, shares held by the Accounts are generally voted in accordance with instructions received from the owners of variable contracts (or annuitants or beneficiaries thereunder) having a voting interest in that Account. Each share has one vote. With respect to a fund that is an investment portfolio of Hartford Series Fund, Inc. or Hartford HLS Series Fund II, Inc., votes are counted on an aggregate basis for such corporate entity except as to matters where the interests of funds differ (such as approval of an investment management agreement or a change in a fund's fundamental investment policies). In such cases, the voting is on a fund-by-fund basis. Matters that affect only one class of shares of a fund (such as approval of a plan of distribution) are voted on separately for that class by the holders of shares of that class of the fund. Fractional shares are counted. Shares held by an Account for which no instructions are received are generally voted for or against, or in abstention, with respect to any proposals in the same proportion as the shares for which instructions are received.

Plan Participant Voting Rights

With regard to fund matters for which the 1940 Act requires a shareholder vote, Plan trustees generally vote fund shares held by their Plans either in their own

Hartford HLS Funds

FURTHER INFORMATION ON THE FUNDS

discretion or in accordance with instructions from Plan participants.

Performance Related Information

The funds may advertise performance related information. Performance information about a fund is based on the fund's past performance only and is no indication of future performance.

Each fund may include its total return in advertisements or other sales material. When a fund advertises its total return, it will usually be calculated for one year, five years, and ten years or some other relevant period if the fund has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the fund at the beginning of the relevant period to the value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions).

Money Market HLS Fund may advertise yield and effective yield. The yield is based upon the income earned by the fund over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in fund shares and thus compounded in the course of a 52-week period.

The funds are offered exclusively through variable insurance products and to certain qualified retirement plans. Performance information presented for the funds should not be compared directly with performance information of other insurance products or retirement plans without taking into account charges and expenses payable with respect to these insurance products or retirement plans. Such charges and expenses are not reflected in the funds' performance information and will reduce an investor's return under the insurance products or retirement plans.

Distributor, Custodian and Transfer Agent

Hartford Securities Distribution Company, Inc., 200 Hopmeadow Street, Simsbury, CT 06089, serves as distributor to the funds.

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian of each fund's assets.

Hartford Investor Services Company, LLC, 200 Hopmeadow Street, Simsbury, CT 06089, serves as Transfer and Dividend Disbursing Agent for the funds.

Hartford HLS Funds

FINANCIAL HIGHLIGHTS

The financial highlights table for each fund is intended to help you understand the fund's financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for each fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended December 31, 2002 through December 31, 2006 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose reports, along with the fund's financial statements and financial highlights, are included in the annual reports which are available upon request. These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. If additional charges or other fees applied at the variable product level, if any, were included, returns would be lower.

	— Selected Per-Share Data(2) —

	Net Asset Value at Beginning of Period		Net Investment Income (Loss)		Payment from Affiliate	Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Dividends from Net Investment Income		Distributions from Realized Capital Gains		Tax Return of Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period
Hartford Dividend and Growth HLS Fund
For the Year Ended December 31, 2006
Class IA	$20.74		$0.40		$0.01	$3.77		$4.18	$(0.41)		$(1.72)		$—	$(2.13)	$2.05	$22.79
For the Year Ended December 31, 2005
Class IA	20.83		0.36		—	0.87		1.23	(0.40)		(0.92)		—	(1.32)	(0.09)	20.74
For the Year Ended December 31, 2004
Class IA	18.77		0.32		—	2.01		2.33	(0.27)		—		—	(0.27)	2.06	20.83
For the Year Ended December 31, 2003
Class IA	15.09		0.24		—	3.79		4.03	(0.25)		(0.10)		—	(0.35)	3.68	18.77
For the Year Ended December 31, 2002
Class IA	18.80	(3)	0.25	(3)	—	(3.64	)(3)	(3.39)	(0.23	)(3)	(0.09	)(3)	—	(0.32)	(3.71)	15.09	(3)
Hartford Growth Opportunities HLS Fund
For the Year Ended December 31, 2006
Class IA	30.07		0.22		0.03	3.27		3.52	(0.24)		(3.22)		—	(3.46)	0.06	30.13
For the Year Ended December 31, 2005
Class IA	27.63		0.09		0.03	4.36		4.48	(0.06)		(1.98)		—	(2.04)	2.44	30.07
For the Year Ended December 31, 2004
Class IA	23.57		0.05		—	4.01		4.06	—		—		—	—	4.06	27.63
For the Year Ended December 31, 2003
Class IA	16.40		(0.01)		—	7.18		7.17	—		—		—	—	7.17	23.57
For the Year Ended December 31, 2002
Class IA	22.66		(0.03)		—	(6.23)		(6.26)	—		—		—	—	(6.26)	16.40
Hartford International Growth HLS Fund
For the Year Ended December 31, 2006(6)
Class IA	12.48		0.10		—	2.84		2.94	(0.11)		(1.13)		—	(1.24)	1.70	14.18
For the Year Ended December 31, 2005
Class IA	12.45		0.11		—	0.60		0.71	(0.10)		(0.58)		—	(0.68)	0.03	12.48
For the Year Ended December 31, 2004
Class IA	10.20		0.05		—	2.44		2.49	—		(0.24)		—	(0.24)	2.25	12.45
For the Year Ended December 31, 2003
Class IA	7.09		—		—	3.61		3.61	—		(0.50)		—	(0.50)	3.11	10.20
For the Year Ended December 31, 2002
Class IA	8.59	(3)	0.03	(3)	—	(1.51	)(3)	(1.48)	(0.02	)(3)	—	(3)	—	(0.02)	(1.50)	7.09	(3)
Hartford International Opportunities HLS Fund
For the Year Ended December 31, 2006
Class IA	13.59		0.22		—	3.05		3.27	(0.40)		(1.23)		—	(1.63)	1.64	15.23
For the Year Ended December 31, 2005
Class IA	11.86		0.14		—	1.59		1.73	—		—		—	—	1.73	13.59
For the Year Ended December 31, 2004
Class IA	10.11		0.10		—	1.73		1.83	(0.08)		—		—	(0.08)	1.75	11.86
For the Year Ended December 31, 2003
Class IA	7.66		0.09		—	2.44		2.53	(0.08)		—		—	(0.08)	2.45	10.11
For the Year Ended December 31, 2002
Class IA	9.53	(3)	0.17	(3)	—	(1.94	)(3)	(1.77)	(0.10	)(3)	—	(3)	—	(0.10)	(1.87)	7.66	(3)
Hartford International Small Company HLS Fund
For the Year Ended December 31, 2006
Class IA	14.84		0.18		—	4.08		4.26	(0.32)		(2.01)		—	(2.33)	1.93	16.77
For the Year Ended December 31, 2005
Class IA	14.52		0.11		—	2.44		2.55	(0.38)		(1.85)		—	(2.23)	0.32	14.84
For the Year Ended December 31, 2004
Class IA	12.62		0.16		—	1.96		2.12	—		(0.22)		—	(0.22)	1.90	14.52
For the Year Ended December 31, 2003
Class IA	8.89		0.09		—	4.68		4.77	(0.11)		(0.93)		—	(1.04)	3.73	12.62
For the Year Ended December 31, 2002
Class IA	9.39	(3)	0.02	(3)	—	(0.52	)(3)	(0.50)	—	(3)	—	(3)	—	—	(0.50)	8.89	(3)

	— Ratios and Supplememental Data —

	Total Return		Net Assets at End of Period	Ratio of Expenses to Average Net Assets Before Waivers(1)	Ratio of Expenses to Average Net Assets After Waivers(1)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate(4)
Hartford Dividend and Growth HLS Fund
For the Year Ended December 31, 2006
Class IA	20.36	%(5)	$5,671,552	0.67%	0.67%	1.77%	27%
For the Year Ended December 31, 2005
Class IA	5.96		4,978,773	0.67	0.67	1.70	26
For the Year Ended December 31, 2004
Class IA	12.42		4,719,663	0.68	0.68	1.73	27
For the Year Ended December 31, 2003
Class IA	26.80		3,927,415	0.69	0.69	1.61	31
For the Year Ended December 31, 2002
Class IA	(14.23)		2,810,625	0.69	0.69	1.56	43
Hartford Growth Opportunities HLS Fund
For the Year Ended December 31, 2006
Class IA	12.05	(5)	1,103,590	0.65	0.65	0.71	139
For the Year Ended December 31, 2005
Class IA	16.31	(5)	1,012,774	0.64	0.64	0.33	140
For the Year Ended December 31, 2004
Class IA	17.18		848,674	0.63	0.63	0.23	137
For the Year Ended December 31, 2003
Class IA	43.79		696,900	0.64	0.64	(0.05)	145
For the Year Ended December 31, 2002
Class IA	(27.65)		478,045	0.66	0.66	(0.16)	189
Hartford International Growth HLS Fund
For the Year Ended December 31, 2006(6)
Class IA	24.08	(5)	574,806	0.88	0.88	0.70	164
For the Year Ended December 31, 2005
Class IA	6.16		370,555	0.93	0.93	1.05	179
For the Year Ended December 31, 2004
Class IA	24.72		208,703	0.97	0.97	0.86	215
For the Year Ended December 31, 2003
Class IA	51.02		67,147	1.01	1.01	0.23	244
For the Year Ended December 31, 2002
Class IA	(17.21)		21,368	1.26	1.26	0.59	285
Hartford International Opportunities HLS Fund
For the Year Ended December 31, 2006
Class IA	24.46	(5)	1,596,055	0.75	0.75	1.47	119
For the Year Ended December 31, 2005
Class IA	14.62		1,251,426	0.78	0.78	1.22	120
For the Year Ended December 31, 2004
Class IA	18.08		1,054,884	0.80	0.80	1.13	142
For the Year Ended December 31, 2003
Class IA	33.10		823,760	0.83	0.83	1.08	144
For the Year Ended December 31, 2002
Class IA	(17.93)		646,903	0.81	0.81	1.23	161
Hartford International Small Company HLS Fund
For the Year Ended December 31, 2006
Class IA	29.34	(5)	294,660	0.93	0.93	1.05	99
For the Year Ended December 31, 2005
Class IA	18.60		193,712	1.00	1.00	1.19	95
For the Year Ended December 31, 2004
Class IA	16.96		84,012	1.08	1.08	1.53	119
For the Year Ended December 31, 2003
Class IA	53.73		44,088	1.23	1.23	1.35	150
For the Year Ended December 31, 2002
Class IA	(5.08)		16,722	1.71	1.71	0.23	183

Hartford HLS Funds

FINANCIAL HIGHLIGHTS

	— Selected Per-Share Data(2) —

	Net Asset Value at Beginning of Period		Net Investment Income (Loss)		Payment from Affiliate	Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Dividends from Net Investment Income		Distributions from Realized Capital Gains		Tax Return of Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period
Hartford Money Market HLS Fund
For the Year Ended December 31, 2006
Class IA	$1.00		$0.05		$—	$—		$0.05	$(0.05)		$—		$—	$(0.05)	$—	$1.00
For the Year Ended December 31, 2005
Class IA	1.00		0.03		—	—		0.03	(0.03)		—		—	(0.03)	—	1.00
For the Year Ended December 31, 2004
Class IA	1.00		—		—	—		—	—		—		—	—	—	1.00
For the Year Ended December 31, 2003
Class IA	1.00		0.01		—	—		0.01	(0.01)		—		—	(0.01)	—	1.00
For the Year Ended December 31, 2002
Class IA	1.00		0.01		—	—		0.01	(0.01)		—		—	(0.01)	—	1.00
Hartford Total Return Bond HLS Fund
For the Year Ended December 31, 2006(6)
Class IA	11.27		0.55		—	(0.01)		0.54	(0.57)		—		—	(0.57)	(0.03)	11.24
For the Year Ended December 31, 2005
Class IA	11.94		0.44		—	(0.14)		0.30	(0.88)		(0.09)		—	(0.97)	(0.67)	11.27
For the Year Ended December 31, 2004
Class IA	12.32		0.40		—	0.12		0.52	(0.58)		(0.32)		—	(0.90)	(0.38)	11.94
For the Year Ended December 31, 2003
Class IA	11.95		0.36		—	0.57		0.93	(0.50)		(0.06)		—	(0.56)	0.37	12.32
For the Year Ended December 31, 2002
Class IA	11.46	(3)	0.56	(3)	—	(0.01	)(3)	0.55	(0.05	)(3)	(0.01	)(3)	—	(0.06)	0.49	11.95	(3)

	— Ratios and Supplememental Data —

	Total Return		Net Assets at End of Period	Ratio of Expenses to Average Net Assets Before Waivers(1)	Ratio of Expenses to Average Net Assets After Waivers(1)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate(4)
Hartford Money Market HLS Fund
For the Year Ended December 31, 2006
Class IA	4.69%		$1,558,433	0.48%	0.48%	4.63%	—%
For the Year Ended December 31, 2005
Class IA	2.84		1,353,836	0.49	0.49	2.79	—
For the Year Ended December 31, 2004
Class IA	0.94		1,294,525	0.48	0.48	0.93	—
For the Year Ended December 31, 2003
Class IA	0.75		1,609,439	0.49	0.49	0.75	—
For the Year Ended December 31, 2002
Class IA	1.47		2,319,456	0.49	0.49	1.43	—
Hartford Total Return Bond HLS Fund
For the Year Ended December 31, 2006(6)
Class IA	4.80	(5)	3,041,321	0.50	0.50	4.82	344
For the Year Ended December 31, 2005
Class IA	2.45		2,745,115	0.50	0.50	4.09	190
For the Year Ended December 31, 2004
Class IA	4.62		2,507,021	0.50	0.50	3.72	164
For the Year Ended December 31, 2003
Class IA	7.85		2,332,343	0.50	0.50	3.74	215
For the Year Ended December 31, 2002
Class IA	10.08		2,145,266	0.51	0.51	5.58	108

(1)  Ratios do not reflect reductions for fees paid indirectly. (See table on page 39 for impact on ratios.)

(2)  Information presented relates to a share of capital stock outstanding throughout the indicated period.

(3)  Per share amounts have been restated to reflect a reverse stock split for Classes IA shares effective November 22, 2002.

(4)  Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(5)  Total return without the inclusion of the Payment from Affiliate, as noted on the Statement of Operations, can be found on page 40.

(6)  Per share amounts have been calculated using average shares outstanding method.

Hartford HLS Funds

FEES PAID INDIRECTLY

The ratio of expenses to average net assets in the financial highlights excludes fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratios for the periods listed below would have been as follow:

Fund	For the year ended December 31, 2006 Class IA	For the year ended December 31, 2005 Class IA	For the year ended December 31, 2004 Class IA
Hartford Dividend and Growth HLS Fund	0.66%	0.66%	0.67%
Hartford Growth Opportunities HLS Fund	0.63%	0.58%	0.57%
Hartford International Growth HLS Fund	0.85%	0.86%	0.89%
Hartford International Opportunities HLS Fund	0.73%	0.74%	0.74%
Hartford International Small Company HLS Fund	0.92%	0.97%	1.01%
Hartford Money Market HLS Fund	0.48%	0.49%	0.48%
Hartford Total Return Bond HLS Fund	0.49%	0.50%	0.50%

Hartford HLS Funds

PAYMENTS FROM AFFILIATE

The total return in the Þnancial highlights includes payment from affiliates. Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follow:

Fund	For the year ended December 31, 2006 Impact from Payment from Affiliate for SEC Settlment Class IA	For the year ended December 31, 2006 Impact from Payment from (to) Affiliate for Unrestricted Transfers Class IA	For the year ended December 31, 2006 Total Return Excluding Payments from (to) Affiliate Class IA
Hartford Dividend and Growth HLS Fund	0.06%	0.01%	20.29%
Hartford Growth Opportunities HLS Fund	0.07%	0.02%	11.96%
Hartford International Growth HLS Fund	—%	—%	24.08%
Hartford International Opportunities HLS Fund	0.02%	—%	24.44%
Hartford International Small Company HLS Fund	0.01%	—%	29.33%
Hartford Total Return Bond HLS Fund	—%	—%	4.80%

Hartford HLS Funds

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FOR MORE INFORMATION

Two documents are available that offer further information on the Hartford HLS Funds:

Annual/Semiannual Report to Shareholders

Additional information about each fund is contained in the financial statements and portfolio holdings in the fund's annual and semiannual reports. In the fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected that fund's performance during the last fiscal year, as well as the independent registered public accounting firm's report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the funds.

A current SAI and financial statements from the annual report for the fiscal year ended December 31, 2006 have been filed with the SEC and are incorporated by reference into (which means they are legally a part of) this prospectus.

The funds make available this prospectus, their SAI and annual/semiannual reports free of charge, on the funds' website at www.hartfordinvestor.com.

To request a free copy of the current annual/semiannual report for a fund and/or the SAI or for other information about the funds, please contact the funds at:

By mail:

Hartford HLS Funds
c/o Individual Annuity Services
P.O. Box 5085
Hartford, CT 06102-5085

By phone:

1-800-862-6668

On the Internet:

www.hartfordinvestor.com

Or you may view or obtain these documents from the SEC:

In person:

at the SEC's Public Reference Room in Washington, DC

Information on the operation of the SEC's public reference room may be obtained by calling 1-202-551-8090.

By mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

On the Internet or by E-Mail:

Internet:

(on the EDGAR Database on the SEC's internet site) www.sec.gov

E-Mail:

publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC File Numbers:

Hartford Series Fund, Inc.  811-08629
Hartford HLS Series Fund II, Inc.  811-04615